ING BALANCED PORTFOLIO, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

(the “Registrants”)

Supplement dated March 15, 2013 to the

Current Prospectuses, Summary Prospectuses, and

Statements of Additional Information (“SAIs”)

for each Series of the above named Registrants

(collectively, the “Portfolios”)

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) has announced its intention to divest ING U.S., Inc. (“ING U.S.”), a wholly owned, indirect subsidiary of ING Groep and a parent company of ING Investments, LLC (“ING Investments”) and ING Investment Management Co. LLC (“ING IM”), each an investment adviser or sub-adviser to one or more of the Portfolios, except that ING IM is not a sub-adviser to ING BlackRock Science and Technology Opportunities Portfolio (such divestment, the “Separation Plan”). ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. While the base case for the Separation Plan is an IPO, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Portfolios are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities in an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to the Portfolios without interruption, a meeting of the shareholders (the “Shareholder Meeting”) has been scheduled for April 22, 2013.

At the Shareholder Meeting, shareholders will be asked:

1.              To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

2.              To approve a new investment sub-advisory agreement for certain Portfolios between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

3.     To elect 13 nominees to the Registrants’ Board of Directors/Trustees (the “Board”);

4.              To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolios’ shareholders;

5.              To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Portfolio; and

6.              To transact such other business, not currently contemplated, that may properly come before the Shareholder Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

The table below indicates which proposals shareholders of each Portfolio are asked to approve at the Shareholder Meeting.

Portfolio	Proposal One	Proposal Two	Proposal Three	Proposal Four	Proposal Five
ING Australia Index Portfolio	✓	✓	✓	✓
ING Balanced Portfolio	✓	✓	✓	✓
ING BlackRock Science and Technology Opportunities Portfolio			✓
ING Emerging Markets Index Portfolio	✓	✓	✓	✓
ING Euro STOXX 50® Index Portfolio	✓	✓	✓	✓
ING FTSE 100 Index® Portfolio	✓	✓	✓	✓
ING Growth and Income Portfolio	✓	✓	✓	✓
ING Hang Seng Index Portfolio	✓	✓	✓	✓
ING Index Plus LargeCap Portfolio	✓	✓	✓	✓
ING Index Plus MidCap Portfolio	✓	✓	✓	✓
ING Index Plus SmallCap Portfolio	✓	✓	✓	✓
ING Intermediate Bond Portfolio	✓	✓	✓	✓
ING International Index Portfolio	✓	✓	✓	✓
ING Japan TOPIX Index® Portfolio	✓	✓	✓	✓
ING Money Market Portfolio	✓	✓	✓	✓	✓
ING RussellTM Large Cap Growth Index Portfolio	✓	✓	✓	✓
ING RussellTM Large Cap Index Portfolio	✓	✓	✓	✓
ING RussellTM Large Cap Value Index Portfolio	✓	✓	✓	✓
ING RussellTM Mid Cap Growth Index Portfolio	✓	✓	✓	✓
ING RussellTM Mid Cap Index Portfolio	✓	✓	✓	✓
ING RussellTM Small Cap Index Portfolio	✓	✓	✓	✓
ING Small Company Portfolio	✓	✓	✓	✓
ING Strategic Allocation Conservative Portfolio	✓	✓	✓	✓
ING Strategic Allocation Growth Portfolio	✓	✓	✓	✓
ING Strategic Allocation Moderate Portfolio	✓	✓	✓	✓
ING U.S. Bond Index Portfolio	✓	✓	✓	✓
ING Wisdom TreeSM Global High-Yielding Equity Index Portfolio	✓	✓	✓	✓

If you require additional information regarding the Shareholder Meeting, you may contact the Proxy Solicitor toll-free at (800) 628-8528.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE